Spectral Capital Appoints Sean Michael Brehm as Chairman and Independent Director

SEATTLE, Washington (June 6, 2024) – Spectral Capital Corporation (FCCN) is pleased to announce the appointment of Mr. Sean Michael Brehm as Chairman and Independent Director of the Board, effective immediately.

Mr. Brehm brings over 25 years of distinguished experience in entrepreneurship, corporate leadership, military service, and technology innovation. He is currently the Chairman & CEO of CrowdPoint Technologies and the Chairman of Node Nexus Network. His extensive background in big data, artificial intelligence (AI), and cybersecurity will provide invaluable insights and guidance as FCCN continues to expand its technological frontiers.

"We are thrilled to welcome Sean as Chairman of the Board of Directors," said Jenifer Osterwalder, CEO of FCCN. "His track record and expertise in the tech industry will be invaluable as we continue to innovate and aspire to lead in our market sectors. Sean's leadership qualities and strategic vision will undoubtedly complement our efforts to achieve sustainable growth and technological excellence."

Sean Michael Brehm expressed his enthusiasm about joining FCCN, stating, "I am excited to contribute to a company with a vision of incubating technological innovation for the emerging Quantum as a Service sector. I look forward to working with the team to help FCCN towards its future successes."

About Sean Michael Brehm

Sean Michael Brehm has a proven track record in founding and scaling technology companies. His entrepreneurial ventures include the founding of big data and cyber security companies, where he led the development of analytic platforms integrating human lessons learned from complex combat operations. He has deployed technologies that focused on democratizing cybersecurity analytics for the mid-market. Currently, as the founder, Chairman and CEO of CrowdPoint Technologies, he is committed to defending the human right to privacy by uniting AI, quantization of data, and distributed quantum ledger database technologies.

About Spectral Capital Corporation

Spectral Capital Corporation is a publicly-traded company quoted on the OTC Markets with the symbol FCCN. The Company is upgrading the platforms of its subsidiaries Noot Holdings, Inc. (“Noot”) and Monitr Holdings, Inc (“Monitr”) to include Quantum as a Service (QaaS) within their functionality. In connection with Mr. Brehm’s recent appointments, the Company, under Mr. Brehm’s guidance, commenced development of Quantum as a Service (QaaS). QaaS is a cloud-based service that provides access to quantum computing technologies.  QaaS harnesses the principles of quantum mechanics to solve complex problems beyond the capabilities of classical computers. The Company plans to develop QaaS products and services which are designed to offer computing power and efficiency, enabling solutions to challenges across various industries, including logistics, finance, healthcare and more.

Noot is a search engine currently under development for the Quantum as a Service (QaaS) industry to harness the collective wisdom of users to solve complex problems and generate innovative solutions, reflecting the emergent behavior observed in quantum systems. Noot is currently in beta testing.

Monitr, currently under development, is designed to combine the essence of quantum computing with financial analytics to provide market insights and secure data handling. Leverage cloud computing, big data, and software to analyze the financial markets and discover trending stocks. Monitr is currently in beta testing.

FCCN’s development of the QaaS products and services and the Noot and Monitor platforms is contingent upon its receipt of adequate financing to support further development and modifications, and our ongoing operational costs.

Forward-Looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Company’s planned technologies and operations, including but not limited to the development of the QaaS products and services and the Noot and Monitor platforms, the funding of operations, and the commencement of supply of the Company’s products and services to future customers.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others, but are not limited to, statements we make regarding the development and planned commercialization of the QaaS products and services and the Noot and Monitor platforms, expected operating results, and our plans and strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including our ability to obtain customers for our planned products and services, generate revenue, complete the development and commercialization of the QaaS products and services and the Noot and Monitor platforms; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; risks and uncertainties associated with market conditions; and our receipt of financing to complete our future plans and our ability to complete development and commercialization of the QaaS products and services and the Noot and Monitor platforms. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. No information in this document should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the appointment of Sean Michael Brehm as Chairman of the Board of Directors. Shareholders are urged to read all of FCCN’s filings and reports filed with the SEC, including FCCN’s periodic reports on Form 10-K, 10-Q and Form 8K. Investors and security holders will be able to obtain the documents (when available) free of charge at www.sec.gov or from Spectral Capital Corporation at its website, www.spectralcapital.com.

Contact:
Spectral Capital Corporation
Email: contact@spectralcapital.com

Call to Action

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